CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended quarterly report of China Sxan Biotech, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Feng Zhen Xing
Feng Zhen Xing
Chief Executive Officer and Chairman
Janurary 6, 2009

A signed original of this written statement required by Section 906 has been provided to China Sxan Biotech, Inc. and will be retained by China Sxan Biotech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request